Exhibit 10.3

THIRD AMENDMENT
TO THE
A. H. BELO
SAVINGS PLAN

A. H. Belo Corporation, a Delaware corporation (the “Company”), pursuant to its authority to amend the A. H. Belo Savings Plan (the “Plan”) contained in Article 15 of the Plan, hereby adopts this Third Amendment to the A. H. Belo Savings Plan as amended and restated January 1, 2015 (the “Plan”) effective as provided herein.

1.Appendix A is deleted in its entirety and amended and replaced with the following effective on and after June 1, 2017:

APPENDIX A
PARTICIPATING EMPLOYERS
AS OF JANUARY 1, 2015
A. H. Belo Corporation
A. H. Belo Management Services, Inc.
Al Dia, Inc.
The Dallas Morning News, Inc.
Denton Publishing Company
Distribion, Inc.
Vertical Nerve, Inc.
CDFX, LLC

PARTICIPATING EMPLOYERS
AS OF JULY 2, 2016
A. H. Belo Corporation
A. H. Belo Management Services, Inc.
Al Dia, Inc.
The Dallas Morning News, Inc.
Denton Publishing Company
Distribion, Inc.
Vertical Nerve, Inc.
CDFX, LLC
AHC Proven Performance Media LLC

PARTICIPATING EMPLOYERS
AS OF JUNE 1, 2017
A. H. Belo Corporation
A. H. Belo Management Services, Inc.
Al Dia, Inc.
The Dallas Morning News, Inc.
Denton Publishing Company
Distribion, Inc.
Vertical Nerve, Inc.
CDFX, LLC
AHC Proven Performance Media LLC
Your Speakeasy, LLC

2.Section 2.1(b) of the Plan (“Participation”) is amended in its entirety and replaced with the following effective on and after January 1, 2018:

Matching and Profit Sharing Contributions.  Each Employee who is a Participant with respect to Participating Employer matching contributions and profit sharing contributions on December 31, 2014, will remain a Participant on the Effective Date.  Each other Employee will become a Participant with respect to Participating Employer matching contributions and profit sharing contributions as the first payroll period beginning on or after the later of the Effective Date or the date he has completed a Year of Service, or as soon as administratively practicable thereafter, if he is then employed by a Participating Employer. Effective on and after January 1, 2018, each Employee will become a Participant with respect to Participating Employer matching contributions Plan as of the first payroll period beginning on or after the date on which the Employee first completes an Hour of Service, or as soon as administratively practicable thereafter, if he is then employed by a Participating Employer.  Notwithstanding the foregoing, effective January 1, 2018, each Employee who is or will become a Participant with respect to Participating Employer matching contributions and who is employed on the last day of the Plan Year shall receive a true‑up matching contribution to the extent his accumulative matching contributions during the Plan Year are less than his Deferral Contributions, provided his Deferral Contributions equal or exceed 1.5% of his Compensation.

3.Section 3.4(b) of the Plan (“Matching Formula”) is amended in its entirety and replaced with the following effective on and after January 1, 2018:

For Plan Years beginning on or after January 1, 2015, the Participating Employers will pay to the Trustee as a matching contribution for each payroll period an amount equal to 100% of each Participant’s Deferral Contributions for the payroll period to the extent that such Deferral Contributions do not exceed 1.5% of the Participant’s Compensation for the payroll period. Effective for Plan Years ending on or after January 1, 2018, the Participating Employers will calculate and pay to the Trustee  for each Participant who is employed on the last day of the Plan Year, as a true up matching contribution, an amount which is necessary to bring the Participant’s Employer matching contributions during the Plan Year to 1.5% of the Participant’s Compensation,

provided the Participant’s Deferral Contributions for such Plan Year equaled or exceeded 1.5% of the Participant’s Compensation for the Plan Year.  Participating Employers will pay such true up matching contributions to the Trustee as soon as practicable following the close of each Plan Year.

4.Section 3.7 of the Plan (“Time of Payment”) is amended in its entirety and replaced with the following effective on and after January 1, 2018:

For a Participant’s Compensation for the payroll periods ending on or before December 31, 2017, Deferral Contributions will be paid to the Trustee as soon as practicable following the close of each payroll period.  Participating Employer matching contributions will be paid to the Trustee as soon as practicable following the close of each calendar month during the Plan Year, and discretionary profit sharing contributions may be paid to the Trustee on any date or dates selected by the Participating Employers, but in no event later than the time prescribed by law (including extensions) for filing the Participating Employer’s federal income tax return for its tax year ending with or within the Plan Year.  Effective for Plan Years ending on or after January 1, 2018, Participating Employer true up matching contributions will be paid to the Trustee as soon as practicable following the close of each Plan Year.

5.Section 5.2(b) of the Plan (“Matching Contributions”) is amended in its entirety and replaced with the following effective on and after January 1, 2018:

For matching contributions related to payroll periods ending on or before December 31, 2017, each Participating Employer matching contribution made with respect to a payroll period on behalf of Participants who are eligible to receive a matching contribution under Section 3.4 will be allocated by the Committee to each such Participant’s Matching Contribution Account.  Effective for Plan Years ending on or after January 1, 2018, each Participating Employer matching contribution  and true up matching contributions made with respect to a Plan Year on behalf of Participants who are eligible to receive a matching contribution under Section 3.4 will be allocated by the Committee to each such Participant’s Matching Contribution Account.

6.Section 1.1 of the Plan (“Account”) is amended in its entirety and replaced with the following effective on and after January 1, 2018:

1.1Account means the records, including subaccounts, maintained by the Committee in the manner provided in Article 5 to determine the interest of each Participant in the assets of the Plan and may refer to any or all of the Participant’s Deferral Contribution Account (including Catch‑Up Contributions), Matching Contribution Account, Profit Sharing Account, Rollover Account, and PTS Plan Account.  The Participant’s Deferral Contribution Account and the Catch‑Up Contribution Account shall each have two subaccounts, and each shall have a subaccount for Pre‑Income Tax Deferral Contributions and a second for post‑income tax Roth Deferral Contributions.

7.Section 1.18 of the Plan (“Deferral Contribution”) is amended in its entirety and replaced with the following effective on and after January 1, 2018:

1.18Deferral Contribution means the amount of a Participant’s Compensation that he elects to have contributed to the Plan by the Participating Employers rather than paid to him directly in cash.  Deferral Contribution includes both amounts contributed as Pre-Income Tax Deferral Contributions and post-income tax Roth Deferral Contributions.  Deferral Contributions shall include amounts contributed as Catch-Up Deferral Contributions under Section 3.1(c) which may be contributed either as Pre-Income Tax Deferral Contributions or a post-income tax Roth Deferral Contributions.

8.Section 1.19 of the Plan (“Deferral Contribution Account”) is amended in its entirety and replaced with the following effective on and after January 1, 2018:

1.19Deferral Contribution Account means the Account established for each Participant, the balance of which is attributable to (i) the Participant’s Deferral Contributions and earnings and losses of the Trust Fund with respect to such contributions and (ii) the balance of the Participant’s deferral contribution account under the Belo Savings Plan transferred to the Plan.  The Deferral Contribution Account holds all Participant Deferral Contributions, including Catch‑Up Contributions under Section 3.1(c), and is comprised of two sub-accounts, one which holds all amounts contributed by elective deferrals on a pre‑income tax basis and the second which shall hold all Participant Deferral Contributions contributed on a post‑income tax basis as Roth Contributions in a Roth Contribution subaccount.

9.Section 1.32A (“Pre‑Income Tax Deferral Contribution”) is hereby inserted as a new section immediately following Section 1.32 of the Plan effective on and after January 1, 2018:

1.32APre‑Income Tax Deferral Contribution means the Participant’s Deferral Contributions which the Participant elects to contribute to the Plan on a pre‑federal income tax basis under section 402(g) of the Code.

10.Section 1.36A (“Roth Contribution”) is hereby inserted as a new section immediately following Section 1.36 of the Plan effective on and after January 1, 2018:

1.36ARoth Contribution means the Participant’s Deferral Contributions which the Participant elects to contribute to the Plan on a post-federal income tax basis under section 402A of the Code.

11.Section 2.1(a) of the Plan (“Elective Deferral Contributions”) is amended in its entirety and replaced with the following effective on and after January 1, 2018:

2.1(a)Amount of Deferral Contributions.  A Participant may elect, in accordance with procedures established by the Committee from time to time, (i) to have Deferral Contributions made to the Plan by the Participating Employers for any payroll period in an amount up to 100% of the Participant’s Compensation for the payroll period as either Pre‑Income Tax Deferral Contributions or on an after‑tax basis as Roth Contributions, or (ii) to have no Deferral Contributions made to the Plan by the Participating Employers.  Any such election will be effective as soon as administratively practicable.  Notwithstanding the foregoing, the Committee may reduce the amount of Deferral Contributions elected by a Participant in order to permit a Participating Employer to withhold from the Participant’s Compensation (i) all taxes and other amounts the Participating Employer is required to withhold under applicable law and (ii) any other amounts the Participant has elected to be withheld from his Compensation for any purpose, including without limitation, amounts to be withheld as contributions to Company-sponsored welfare benefit plans.  Any such reduction to Deferral Contributions shall be first applied to Roth Contributions, and then to Pre-Income Tax Deferral Contributions.

12.Section 3.1(c) of the Plan (“Catch-up Deferral Contributions”) is amended in its entirety and replaced with the following effective on and after January 1, 2018:

(c)Catch Up Deferral Contributions.  A Participant who has attained age 50 before the close of a Plan Year will be eligible to make catch‑up Deferral Contributions (as either Pre‑Income Tax Deferral Contributions or Roth Contributions, at the Participant’s election, with such combined amount tested as a Deferral Contribution) in accordance with, and subject to the limitations of, Code section 414(v).  Such catch‑up Deferral Contributions will not be taken into account for purposes of the provisions of the Plan implementing the required limitations of Code sections 402(g) and 415.  The Plan will not be treated as failing to satisfy the provisions of the Plan implementing the requirements of Code sections 401(k)(3), 401(k)(11), 401(k)(12), 410(b), or 416, as applicable, solely because of such catch‑up Deferral Contributions.

13.Section 3.2(b) of the Plan is amended by adding the following paragraph immediately following Section 3.2(b)(iv) effective on and after January 1, 2018:

(v)Each Non‑Electing Participant will be deemed to have elected to have Deferral Contributions made to the Plan by the Participating Employers as provided above in Pre‑Income Tax Deferral Contributions.

14.Section 3.3 of the Plan (“Limitations on Deferral Contributions”) is amended in its entirety and replaced with the following effective on and after January 1, 2018:

3.3Limitations on Deferral Contributions.  The sum of a Participant’s Deferral Contributions (including both Pre‑Income Tax Deferral Contribution amounts and Roth

Contribution amounts) and his elective deferrals (within the meaning of Code section 402(g)(3)) under any other plans, contracts or arrangements of any Controlled Group Member will not exceed the dollar limitation contained in Code section 402(g) (as such amount is adjusted for cost-of-living increases in the manner described in Code section 415(d)) for any taxable year of the Participant.  A Participant’s Deferral Contributions will also be subject to the deferral percentage limitation set forth in Section 11.4.  In the event a Participant’s Deferral Contributions and other elective deferrals (whether or not under a plan, contract or arrangement of a Controlled Group Member) for any taxable year exceed the foregoing dollar limitation, the excess allocated by the Participant to Deferral Contributions (adjusted for Trust Fund earnings and losses in the manner described in Section 11.4.) may, in the discretion of the Committee, be distributed to the Participant no later than April 15 following the close of such taxable year and shall be distributed first from Roth Contributions made during such taxable year, and then after Roth Contributions for the taxable year are exhausted, from Pre-Income Tax Deferral Contributions.  The amount of Deferral Contributions distributed to a Participant for a Plan Year pursuant to this Section will be reduced by any excess Deferral Contributions previously distributed to him pursuant to Section 11.4 for the same Plan Year.

15.Section 3.8 of the Plan (“Limitations on Deferral Contributions”) is amended in its entirety and replaced with the following effective on and after January 1, 2018:

3.8Rollover and Transfer Contributions.  Unless otherwise directed to do so by the Committee, the Trustee is authorized to accept (i) any part of the cash or other assets distributed to a Participant from a Qualified Plan, a qualified annuity plan described in Code section 403(a), an annuity contract described in Code section 403(b), an eligible plan under Code section 457(b) which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state, or from an individual retirement account or annuity described in Code sections 408(a) or (b) that is eligible to be rolled over and would otherwise be includible in gross income, (ii) amounts rolled over from a Roth Contribution account in another Qualified Plan, and (iii) a direct transfer of assets to the Plan on behalf of a Participant from the trustee or other funding agent of a Qualified Plan, including the transfer of Roth Contribution accounts.  Any amounts contributed to the Plan pursuant to this Section 3.8 will be allocated to the Participant’s Rollover Account; provided, however, that (i) any amounts transferred to the Plan due to the merger of the A. H. Belo Pension Transition Supplement Plan with and into the Plan effective July 1, 2013, will be allocated to the Participant’s PTS Plan Account, and (ii) in the case of any other direct transfer of assets from the trustee of another Qualified Plan sponsored by a Controlled Group Member, the Committee will maintain such records as may be necessary to determine the portions of the transferred amount which represent employer profit sharing, matching and salary deferral contributions made by the former employer and earnings and losses attributable thereto and will allocate such amounts to the Participant’s Profit Sharing Account, Matching Contribution Account and Deferral Contribution Account, and any amounts received as a Roth Contribution account rollover, respectively.

16.Section 5.1 of the Plan “Establishment of Accounts” is hereby amended and restated and replaced with the following effective as of January 1, 2018:

5.1Establishment of Accounts.  The Committee will establish for each Participant, to the extent applicable, a Deferral Contribution Account (which shall be comprised of two sub‑accounts, one for pre‑income tax elective deferral contributions by Participants, and a second to hold Participant elective contributions of post‑income tax amounts as Roth Contributions and the earnings thereon), a Matching Contribution Account, a Profit Sharing Account, a Rollover Account, and a PTS Plan Account.  The Committee may also establish one or more subaccounts of a Participant’s Account, if the Committee determines that subaccounts are necessary or desirable in administering the Plan.

17.Section 5.2(a) of the Plan (“Deferral Contributions”) is hereby amended and restated and replaced with the following effective as of January 1, 2018:

(a)Deferral Contributions.  Each Deferral Contribution made by a Participating Employer on behalf of a Participant will be allocated by the Committee to the Participant’s Deferral Contribution Account, and to the respective sub account within such Deferral Contribution Account for either Pre-Income Tax Deferral Contributions or for Roth Contributions.  A Participant’s Roth Contributions and years of participation in such Roth Contribution subaccount shall be recorded for each Participant.

18.Section 11.4(c) of the Plan, (“Reduction of Excess Deferral Contributions”) is hereby amended and restated and replaced in its entirety with the following effective as of January 1, 2018:

(c)Reduction of Excess Deferral Contributions.  If the Average Deferral Percentage for Participants who are Highly Compensated Employees exceeds the limitation described in Section 11.4(a), the excess contributions will be distributed to the Highly Compensated Employees on the basis of the respective portions of the excess contributions attributable to each such Highly Compensated Employee.  For purposes of this subsection, excess contributions means, for a Plan Year, the excess of (i) the aggregate amount of Deferral Contributions paid to the Trust on behalf of Highly Compensated Employees for the Plan Year, over (ii) the maximum amount of Deferral Contributions permitted for such Plan Year under Section 11.4(a) (determined by reducing Deferral Contributions made on behalf of Highly Compensated Employees in order of the Deferral Percentages beginning with the highest of such percentages).  Such excess contributions will be distributed on the basis of the dollar amount of Deferral Contributions for each such Participant (as hereinafter provided) until the aggregate amount of excess contributions has been distributed.  The Deferral Contributions of the Highly Compensated Employee with the highest dollar amount of Deferral Contributions will be reduced first by the amount required to cause that Participant’s Deferral Contributions to equal the dollar amount of the Deferral Contributions of the Highly Compensated Employee with the next highest dollar amount, and this process will be repeated until the total amount of excess Deferral Contributions has been distributed.  When distributing a Highly Compensated Employee’s excess contributions, such distributions shall first reduce Roth Contributions made by such Highly Compensated Employee, until exhausted, and then shall reduce the Pre‑Income Tax Deferral

Contribution subaccount to the extent necessary to distribute the Highly Compensated Employee’s excess contributions.  Upon distribution of the total excess Deferral Contributions in this manner, the Plan will be treated as satisfying the limitations of Section 11.4(a).  Matching Contributions made with respect to a Participant’s excess Deferral Contributions will be forfeited and applied as provided in Section 6.4.

All distributions will be increased by Trust Fund earnings and decreased by Trust Fund losses for the Plan Year and will be made within two and one-half months following the close of the Plan Year, if practicable, but in no event later than the last day of the immediately following Plan Year.  The amount of excess Deferral Contributions distributed pursuant to this Section with respect to a Participant for the Plan Year will be reduced by any Deferral Contributions previously distributed to the Participant for the same Plan Year pursuant to Section 3.3.

19.No other provision of the Plan is amended by this Third Amendment to the Plan.

Executed at Dallas, Texas, this 7th day of September, 2017.

A. H. BELO CORPORATION

By:	/s/ Julie Hoagland
Name:	Julie Hoagland
Title:	SVP/Chief People Officer